Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2021	Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes
Note 8 – Income taxes
A valuation allowance has been established against the Company’s net U.S. federal and state deferred tax assets, including net operating loss (“NOL”) carryforwards. As a result, the Company’s income tax position is primarily related to foreign tax activity and U.S. deferred taxes for tax deductible goodwill and other indefinite-lived liabilities. During the three months ended September 30, 2021 and 2020, the Company recorded an income tax benefit of $1.0 million and a provision of $0.4 million, respectively, resulting in an effective tax rate of 3.3% and (3.3)%, respectively. During the nine months ended September 30, 2021 and 2020, the Company recorded an income tax benefit of $0.1 million and a provision of $1.0 million, respectively, resulting in an effective tax rate of 0.2% and (2.6)%, respectively. These effective tax rates differ from the U.S. federal statutory rate primarily due to the effects of foreign tax rate differences, state taxes and the valuation allowance against our domestic deferred tax assets.

Note 13 – Income taxes
The components of income tax expense for the years ended December 31, 2020 and 2019 are presented below (in thousands):

	Year Ended December 31, 2020	Year Ended December 31, 2019
Current
Federal	$(712)	$(37)
State	73	61
Foreign	729	447
Deferred
Federal	334	332
State	806	705
Foreign	(294)	(789)

Total income tax provision	$936	$719

The actual income tax expense amounts for the years ended December 31, 2020 and 2019 differed from the expected tax amounts computed by applying the U.S. federal corporate income tax rate of 21% for 2020 and 2019 to the amounts of loss before income taxes as presented below (in thousands):

	Year Ended December 31, 2020	Year Ended December 31, 2019
Pre-tax book loss	$(48,990)	$(53,295)
Tax at Federal statutory rate of 21% in 2020 and 2019	(10,288)	(11,192)
State taxes	879	766
Stock based compensation	3	1,060
Foreign rate differential	(1,223)	(871)
Unrecognized tax benefit	549	—
Other adjustments	1,453	(1,707)
Valuation allowance	9,563	12,663

Total income tax provision	$936	$719

The domestic and foreign components of loss before income taxes from continuing operations for the years ended December 31, 2020 and 2019 are as follows (in thousands):

	Year Ended December 31, 2020	Year Ended December 31, 2019
Domestic	$(46,686)	$(52,438)
Foreign	(2,304)	(857)

Total	$(48,990)	$(53,295)

The tax effects of temporary differences at December 31, 2020 and 2019 are as follows (in thousands):

	Year Ended December 31, 2020	Year Ended December 31, 2019
Net operating losses and other carryforwards	$42,859	$41,299
Interest expense carryforward	30,112	20,070
Property and equipment	2,448	2,221
Accrued expenses	512	82
Payroll tax deferral	1,089	—
Allowance for doubtful accounts	1,768	1,517
Stock-based compensation	878	—
Other	540	633

Deferred tax asset	80,206	65,822
Valuation allowance	(65,228)	(51,895)

Total deferred tax assets, net of valuation allowance	14,978	13,927
Intangible assets	(21,791)	(20,098)
Prepaid expenses	(107)	(73)
Other	(415)	(50)

Deferred tax liability	(22,313)	(20,221)

Net deferred tax liability	$(7,335)	$(6,294)

At December 31, 2020 and 2019, the Company had tax effected U.S. federal net operating loss carryforwards of approximately $32.1 million and $31.0 million, respectively, of which $7.8 million tax effected, begin to expire in 2024 but approximately $16.5 million, tax effected, begin to expire in 2035 and $7.8 million, tax effected, have no expiration. At December 31, 2020 and 2019, the Company had tax effected state net operating loss carryforwards of approximately $6.7 million and $6.5 million, respectively. The majority of the state tax losses will not begin expiring until 2035 or later. At December 31, 2020 and 2019, the Company also had U.S. tax credit carryforwards of approximately $0.9 million and $0.9 million, respectively. The tax credits will expire in 2021.
The tax effected foreign net operating loss at December 31, 2020 and 2019 is approximately $3.1 million and $2.9 million, respectively, the majority of which has an unlimited carryforward period.
The Company operates in multiple tax jurisdictions and, in the normal course of business, its tax returns are subject to examination by various taxing authorities. Such examinations may result in future assessments by these taxing authorities. The Company is subject to examination by U.S. tax authorities beginning with the year ended December 31, 2016. The Company is also subject to examination in various foreign jurisdictions. In material foreign jurisdictions, the statute of limitations ranges one –
four
years from the filing of a tax return.
The Company has not provided for U.S. income and foreign withholding taxes on approximately $13.5 million of certain foreign subsidiaries’ undistributed earnings as of December 31, 2020, because such earnings have been retained and are intended to be indefinitely reinvested outside of the U.S. These earnings could become subject to additional tax, if they were remitted as dividends, loaned to the Company, or if the Company should sell its stock in these foreign subsidiaries. However, it is not practicable to estimate the amount of taxes that would be payable for these earnings because such tax, if any, is dependent on circumstances existing if and when a taxable event occurs.
Valuation Allowance
As of December 31, 2020 and 2019, the Company had a valuation allowance of $65.2 million and $51.9 million, respectively, against certain deferred tax assets. The valuation allowance relates to the deferred tax assets of the Company’s U.S. entities, including federal and state tax attributes and timing differences, as well as the deferred tax assets of certain foreign subsidiaries. The increase in the valuation allowance during 2020 is primarily related to operating losses incurred during the year and the limitation on deductibility of interest expense. To the extent the Company determines that, based on the weight of available evidence, all or a portion of its valuation allowance is no longer necessary, the Company will recognize an income tax benefit in the period such determination is made for the reversal of the valuation allowance. If management determines that, based on the weight of available evidence, it is more-likely-than-not
that all or a portion of the net deferred tax assets will not be realized; the Company may recognize income tax expense in the period such determination is made to increase the valuation allowance. It is possible that such reduction of or addition to the Company’s valuation allowance may have a material impact on the Company’s results from operations. The U.S. federal and foreign changes to valuation allowance of approximately $9.6 million is presented in the effective tax rate reconciliation as part of the valuation allowance. The U.S. state changes to valuation allowance of approximately $3.8 million is presented as part of the state taxes in the effective tax rate reconciliation as part of the unrecognized tax benefit.
A summary of the deferred tax asset valuation allowance is as follows:

	Year Ended December 31, 2020	Year Ended December 31, 2019
Beginning Balance	$51,895	$36,595
Additions	$14,149	$15,622
Reductions	(816)	(322)

Ending Balance	$65,228	$51,895

Uncertain Tax Positions
As of December 31, 2020 and 2019, the total amount of unrecognized tax benefits was $1.0 million and $0 million, respectively, that would favorably impact the Company’s effective income tax rate. However, due to the Company’s determination that the deferred tax asset would not more-likely-than-not
be realized, a full valuation allowance was recorded, therefore, zero net impact resulted in the Company’s effective income tax rate. The Company’s uncertain income tax position liability has been recorded to deferred income taxes to offset the tax attribute carryforward amounts. The U.S. federal and foreign changes to uncertain tax positions of approximately $0.6 million is presented in the effective tax rate reconciliation as part of the unrecognized tax benefit. The U.S. state changes to uncertain tax positions of approximately $0.4 million is presented as part of the state taxes in the effective tax rate reconciliation as part of the unrecognized tax benefit.
A summary of the unrecognized tax benefits is as follows:

Year Ended December 31, 2020
Beginning Balance	$—
Additions	$1,002
Reductions	—

Ending Balance	$1,002